UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 14, 2017

Ekso Bionics Holdings, Inc.
(Exact Name of Registrant as specified in its charter)

Nevada	001-37854	99-0367049
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1414 Harbour Way South, Suite 1201
Richmond, California 94804
(Address of principal executive offices, including zip code)

(510) 984-1761
(Registrant's telephone number, including area code)

Not Applicable
(Registrant's name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01	Other Events
On August 14, 2017, Ekso Bionics Holdings, Inc. (the "Company") commenced its previously announced rights offering (the "Rights Offering") pursuant to which each holder of shares of the Company's common stock, par value $0.001 per share ("Common Shares") and certain of the Company's warrants ("Warrants") received one non-transferable subscription right (each, a "Subscription Right") for every Common Share owned (or for which Warrants could be exercised) as of August 10, 2017, which was the record date for the Rights Offering (the "Record Date"). Each Subscription Right entitles holders to purchase 1.1608 Common Shares at a subscription price of $1.00 per share. On August 14, 2017, the Company commenced the mailing of a prospectus supplement, the accompanying prospectus and certain other ancillary documents relating to the Rights Offering to holders of Common Shares and Warrants as of the Record Date. Such ancillary documents are filed as exhibits to this report and are incorporated herein by reference.
In connection with the Rights Offering, Nutter McClennen & Fish LLP delivered a legal opinion to the Company relating to the validity of the Subscription Rights and the Common Shares issuable upon exercise of the Subscription Rights and payment of consideration therefor. Such opinion is filed as an exhibit to this report and is incorporated herein by reference.
On August 14, 2017, the Company issued a press release announcing the commencement of the Rights Offering. A copy of such press release is filed as an exhibit to this report and is incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits

Exhibit	Description

Exhibit 4.1	Form of Subscription Rights Certificate
Exhibit 5.1	Opinion of Nutter McClennen & Fish LLP
Exhibit 23.1	Consent of Nutter McClennen & Fish LLP (included in Exhibit 5.1)
Exhibit 99.1	Form of Instructions as to Use of Subscription Rights Certificates
Exhibit 99.2	Form of Letter to Shareholders who are Record Holders
Exhibit 99.3	Form of Letter to Brokers, Dealers, Banks and Other Nominees
Exhibit 99.4	Form of Letter to Clients of Nominee Holders
Exhibit 99.5	Form of Beneficial Owner Election Form
Exhibit 99.6	Form of Nominee Holder Certification
Exhibit 99.7	Form of Notice of Important Tax Information
Exhibit 99.8	Press release dated August 14, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EKSO BIONICS HOLDINGS, INC.

	By:	/s/ Maximilian Scheder-Bieschin
	Name:	Maximilian Scheder-Bieschin
	Title:	Chief Financial Officer
Dated: August 17, 2017